UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 3, 2003

Commission File Number 33-98404

T.J.T., INC.

(Exact name of registrant as specified in its charter)

WASHINGTON	82-0333246
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

843 North Washington, P.O. Box 278, Emmett, Idaho 83617
(Address of principal executive offices)

(208) 365-5321
(Registrant’s telephone number)

Item 12.  Results of Operations and Financial Condition

On December 3, 2003, TJT, Inc. issued a press release announcing its results for the quarter and fiscal period ended September 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TJT, Inc.
(Registrant)

By	/s/Larry B. Prescott
Larry B. Prescott
Chief Financial Officer
December 3, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of TJT, Inc. dated December 3, 2003.